SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934
(AMENDMENT NO. )

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Key Technology, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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150 Avery Street
Walla Walla, Washington 99362
___________________
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To be held on February 2, 2005
___________________

To our Shareholders:

The 2005 Annual Meeting of Shareholders of Key Technology, Inc. will be held beginning at 8:00 a.m. on Wednesday, February 2, 2005 at the offices of the Company, 150 Avery Street, Walla Walla, Washington, for the following purposes:

1.	To elect two directors of the Company; and

2.	To transact such other business as may properly come before the Annual Meeting.

Only holders of record of the Company's Common Stock and Series B Convertible Preferred Stock, on an as-converted basis to Common, at the close of business on December 3, 2004 are entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof. Shareholders may vote in person or by proxy. The accompanying form of proxy is solicited by the Board of Directors of the Company.

                By order of the Board of Directors,

                Gordon Wicher
                Secretary

YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING IN PERSON, PLEASE MARK, SIGN, DATE AND PROMPTLY RETURN YOUR PROXY IN THE ENCLOSED ENVELOPE.

Walla Walla, Washington
January 5, 2005

150 Avery Street
Walla Walla, Washington 99362
___________________

PROXY STATEMENT
2005 Annual Meeting of Shareholders
___________________

This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Key Technology, Inc. (the "Company") of proxies to be voted at the 2005 Annual Meeting of Shareholders of the Company to be held beginning at 8:00 a.m. on Wednesday, February 2, 2005 at the Company's executive offices located at 150 Avery Street, Walla Walla, Washington, and at any adjournments or postponements thereof. If proxies in the accompanying form are properly executed, dated and returned prior to the voting at the meeting, the shares represented thereby will be voted as instructed on the proxy. If no instructions are given, shares will be voted FOR the nominees for election as director. The persons named as proxies will use their discretionary authority on such other business as may properly come before the meeting or any adjournments or postponements thereof.

Any proxy may be revoked by a shareholder prior to its exercise upon written notice to the Secretary of the Company, by delivering a duly executed proxy bearing a later date, or by the vote of a shareholder cast in person at the Annual Meeting. The cost of soliciting proxies will be borne by the Company. American Stock Transfer & Trust Company has been retained by the Company to act as registrar and transfer agent, in return for which the Company pays a monthly fee of $833.00. Its services also include the solicitation of voted proxies from brokers, nominees, institutions and individuals. In addition to solicitation by mail, proxies may be solicited personally, without additional compensation, by the Company's officers and employees or by telephone, facsimile, electronic transmission or express mail. The Company will reimburse brokerage houses, banks and other custodians, nominees and fiduciaries for their reasonable expenses incurred in forwarding proxies and proxy material to their principals. This proxy statement and the accompanying form of proxy are first being mailed to shareholders on or about January 5, 2005.

VOTING

Holders of record of the Company's Common Stock and Series B Convertible Preferred Stock on December 3, 2004 will be entitled to vote at the Annual Meeting or any adjournments or postponements thereof. As of that date, there were, on an as-converted basis, 5,083,752 shares of Common Stock outstanding and entitled to vote, which amount includes 126,379 shares of Series B Preferred, converted for voting purposes to 84,252 shares of Common Stock. A majority of outstanding shares as of December 3, 2004, or 2,541,877 shares, will constitute a quorum for the transaction of business at the Annual Meeting. Each share of Common Stock entitles the holder to one vote on the election of directors and on any other matter that may properly come before the meeting. The Series B Preferred is entitled,

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on an as-converted basis, to the same voting rights as the Common Stock, with one vote for each share as converted to Common Stock. Both the Common Stock and the Series B Preferred vote together as a single class on all matters. Abstentions and broker non-votes will be counted toward the quorum requirement for the Annual Meeting, but will not be counted for or against any proposal. Directors are elected by a plurality of the votes cast by holders of the shares entitled to vote in the election at a meeting at which a quorum is present. All other matters will be approved if the number of votes cast by such holders in favor of the proposal exceeds the number of votes cast opposing the proposal. Shareholders are not entitled to cumulative voting in the election of directors.

ITEM 1
ELECTION OF DIRECTORS

The Board of Directors is composed of six directors. The directors are divided into three classes, each of which is comprised of two directors. One class is elected each year for a three-year term. The two nominees recommended by the Nominating and Corporate Governance Committee and nominated by the Board of Directors for election as directors at this year's Annual Meeting, to serve until the Annual Meeting of Shareholders in 2008 or until their respective successors are elected and qualified, are Thomas C. Madsen and Kirk W. Morton.

Unless marked otherwise, proxies received will be voted FOR the election of each of the nominees.

If a nominee is unable or unwilling to serve as a director at the date of the Annual Meeting or any adjournment or postponement thereof, the proxies may be voted for a substitute nominee designated by the proxy holders or by the present Board of Directors to fill such vacancy, or for the other nominee named without nomination of a substitute, or the number of directors on the Board may be reduced accordingly. The Board of Directors has no reason to believe that either of the nominees will be unwilling or unable to serve if elected a director.

The Board of Directors recommends a vote FOR the election of Messrs. Madsen and Morton.

The following table sets forth certain information about each nominee for election to the Company's Board of Directors, each continuing director and each executive officer who is not also a director. Stock ownership information is shown elsewhere in this Proxy Statement under the heading “Principal Shareholders - Security Ownership of Certain Beneficial Owners and Management” and is based upon information furnished by the respective individuals. The table below sets forth the following, as of December 3, 2004: (i) name and age; (ii) all positions and offices held with the Company; (iii) the period of service as a director or officer of the Company; and (iv) the expiration of his current term as a director of the Company.

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Name	Age	Positions	Has Been a Director or Officer Since	Expiration of Current Term
Nominees for Election
Thomas C. Madsen	57	Chairman	1982	2005
Kirk W. Morton	44	Director, President and Chief Executive Officer	1999	2005

Directors Continuing in Office
Michael L. Shannon* **	54	Director	2000	2006
Donald A. Washburn†* **	60	Director	2003	2006
John E. Pelo†**	48	Director	1998	2007
Charles H. Stonecipher†**	43	Director	2004	2007

Additional Officers
Gordon Wicher	58	Secretary and Vice President of Operations	1982
Rodney W. Larson	46	Vice President of Sales and Marketing	2000
Phyllis C. Best	58	Chief Financial Officer	2003

Other Significant Employees
Steven J. Miner	47	Director of New Ventures	2000
Meade M. Neal	44	Director of Research and Development	2004
James D. Ruff	41	Managing Director of Key Technology B.V.	2004

†	Member of the Audit Committee. Mr. Stonecipher was appointed to the Audit Committee on August 10, 2004.
*	Member of the Compensation Committee.
** Member of the Nominating and Corporate Governance Committee.
___________________

Nominees for Election

Mr. Madsen has been Chairman of the Board since 2000, and has been a director of the Company since 1982. He has served as a consultant to the Company since January 2004. He served as Chief Executive Officer from 1982 until August 2003, and as President from 1982 to 2001. Mr. Madsen served in various executive capacities with the Company's predecessor beginning in 1972, including President from 1980 to 1983, Vice President of Operations from 1979 to 1980, and Vice President of Engineering from 1975 to 1979.

Mr. Morton was appointed a director of the Company in July 2004. He was appointed Chief Executive Officer of the Company in 2003, and has served as President since 2001. He served as Chief Operating Officer from 2001 to 2003, and as Senior Vice President of Sales and Marketing between 1999 and 2001. From 1998 to 1999, he served as Vice President of Sales and Marketing for Stein, Inc., a business unit of FMC Corporation. He served as Director of Sales and Marketing of the Citrus Processing business unit of FMC Corporation from 1995 to 1997, and as Product Manager of that business unit beginning in 1995.

Directors Continuing in Office

Mr. Shannon has been a director of the Company since 2000. He has been Chairman and Chief Executive Officer of Data Access Technologies, Inc., a software company, since 1995, and was Chief Operating Officer of DNA, a developer and marketer of office furniture, from 2001 to 2003. Since 1994, he has served as principal of The General Counsel Law Firm. Between 1985 and 1989, he served as

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Associate General Counsel for the Santa Fe International Corporation and, from 1989 to 1993, served as Senior Vice President, General Counsel and Secretary of that company. From 1976 to 1985, he practiced law with the firm of McCutchen, Black, Verleger, and Shea, becoming a partner in 1984.

Mr. Washburn has been a director of the Company since 2003. He served as an Executive Vice President of Northwest Airlines, Inc. from 1995 to 1998, and as a Senior Vice President from 1990 to 1995. He also served as Chairman and President of Northwest Cargo, a wholly-owned subsidiary of Northwest Airlines, Inc., from 1997 to 1998. Mr. Washburn served as Senior Vice President, responsible for worldwide real estate development and acquisition activities, from 1984 to 1989 for Marriott Corporation, and as Executive Vice President, with general management responsibility for the Courtyard Hotel Division, from 1989 to 1990. Currently, Mr. Washburn serves as a trustee of LaSalle Hotel Properties, a real estate investment trust company. Mr. Washburn also serves as a director of The Greenbrier Companies, Inc., a supplier of transportation equipment and services to the railroad and related industries, and he is a director of Amedisys, Inc., a multi-state provider of home healthcare nursing services.

Mr. Pelo has served as a director of the Company since 1998. He has been President and Chief Executive Officer of Swire Coca-Cola USA, a subsidiary of Swire Pacific Ltd., since 1996. Swire Pacific is a diversified holding company with real estate, shipping, airline, trading, and soft drink interests in Asia and North America. Between 1984 and 1996, he served as General Manager of one of Swire’s soft drink operations in the United States.

Mr. Stonecipher was appointed a director of the Company in July 2004. He has served as Executive Vice President of Product Development and Strategy for Advanced Digital Information Corporation (ADIC), a supplier of data storage solutions for client server computing networks, since 2004. Mr. Stonecipher served as President of ADIC from 1997 to 2004, as Chief Financial Officer from 1995 to 2003, and as Senior Vice President from 1995 to 1997. Between 1994 and 1995, he served as Vice President of Finance and Administration, and as Chief Financial Officer of Interpoint Corporation, an electronic technology company. From 1989 to 1994, he worked as a manager at Bain & Company, a global business consulting firm.

Additional Officers

Mr. Wicher has been Secretary of the Company since 1982, and served as a director from 1982 to 2004. He has served as Vice President of Operations since 2001. From 1996 to 2001, he served as Vice President-General Manager of the Process Systems division. He served as Chief Financial Officer from 1983 to 1994, and as Vice President of Manufacturing from 1991 to 1996. Mr. Wicher served as Controller of the Company’s predecessor from 1980 to 1983.

Mr. Larson has served as Vice President of Sales and Marketing since 2003. He served as Vice President of SRC Vision and Vice President of Service from 2000 until 2003. From 1999 to 2000, he served as Vice President of Sales and Marketing for SRC Vision, Inc., a subsidiary of Advanced Machine Vision Corporation. Mr. Larson held various executive management positions, including General Manager from 1997 to 1999 and Director of Business Integration from 1996 to 1997, with Frigoscandia Equipment, Inc., a manufacturer and supplier of freezing and refrigeration systems and a subsidiary of FMC Corporation.

Ms. Best joined the Company in 2003 as Chief Financial Officer. She served from 2000 to 2002 as Vice President and Chief Financial Officer of Bike Athletic Company, a manufacturer and marketer of Bike brand sports apparel. From 1987 to 2000, Ms. Best worked for Moll Industries, Inc., a full service

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manufacturer and designer of custom molded and assembled plastic components, serving as Chief Financial Officer between 1998 and 2000.

Other Significant Employees

Mr. Miner was appointed Director of New Ventures in October 2004. From 2000 until 2004, he served as Director of Research and Development. He served as Vice President of Engineering for SRC Vision, Inc. from 1998 to 2000. Mr. Miner was Senior Applications Engineer for S3, Inc. between 1997 and 1998. From 1982 to 1997, he worked with Compass Technology as a manufacturer’s representative, specializing in semiconductors and manufacturing technology.

Mr. Neal was appointed Director of Research and Development in October 2004. From 2003 to 2004, he served as Director of Research and Development Projects. Mr. Neal served as Mechanical Engineering Manager for the Company from 1996 until 2003. He worked for Tektronix, Inc., a designer and manufacturer of electronic test, measurement and monitoring equipment, as Engineering Manager of the Print Head Development Group from 1993 to 1996, and as Lead Mechanical Engineer from 1992 to 1993.

Mr. Ruff was appointed in August 2004 as Managing Director of Key Technology B.V., a subsidiary of the Company located in Beusichem, the Netherlands. He served the Company as Engineering Manager from 2002 to 2004, and as Project Engineering Manager for Specialized Conveying Systems from 1999 to 2002. Between 1996 and 1999, Mr. Ruff completed a special assignment in the Netherlands as Engineering Manager of Key Technology B.V. From 1993 to 1996, he served as Project Engineering Manager. Mr. Ruff worked for Boeing Commercial Airplane Company from 1985 to 1993, serving as Lead Project Engineer from 1989 to 1993, and as Mechanical Design Engineer from 1985 to 1989.
___________________

During fiscal 2004, the Board of Directors held four meetings. No director attended fewer than 75% of the total number of meetings of the Board of Directors and the committees of which he was a member during the period of such director’s service for fiscal 2004.

The Board of Directors does not currently have a policy with regard to the attendance of board members at its annual meeting of shareholders. All of the six then-current directors attended the Company’s 2004 Annual Meeting of Shareholders.

The Board of Directors has determined that a majority of its directors presently meet the independence standards under the applicable Nasdaq rules. These directors are Messrs. Pelo, Shannon, Stonecipher, and Washburn.

The Audit Committee consists of three members, Mr. Pelo, Chairman, Mr. Stonecipher, and Mr. Washburn. Mr. Stonecipher was appointed to the Audit Committee in August 2004. All of the Audit Committee members are currently independent, as defined under the rules of The Nasdaq Stock Market. The Audit Committee operates under a written charter adopted by the Board of Directors, which is available on the Company’s website at www.key.net. The function of the Audit Committee is to review the performance and recommend to the Board of Directors the appointment of the Company's independent public accountants, to review and approve the scope and proposed cost of the yearly audit, to review the financial information provided to shareholders and others, to review the Company's internal controls, and to consult with and review recommendations made by the Company’s independent public accountants with respect to financial statements, financial records and internal controls, and to make such

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other recommendations to the Board of Directors as it deems appropriate from time-to-time. The Audit Committee met eleven times during fiscal 2004.

The Compensation Committee consists of two members, Mr. Shannon, Chairman, and Mr. Washburn. The Compensation Committee operates under a written charter adopted by the Board of Directors, which is available on the Company’s website at www.key.net. The Compensation Committee is charged with reviewing and approving corporate goals and objectives relevant to compensation of the Company's Chief Executive Officer, evaluating the Chief Executive Officer's performance in light of those goals and objectives, and determining and approving the compensation level of the Chief Executive Officer based on this evaluation. The Compensation Committee is also charged with, among other matters, considering and making recommendations to the Board of Directors regarding the compensation of the senior executives of the Company; and considering, reviewing and granting awards under stock incentive plans and administering such plans. The Compensation Committee met three times during fiscal 2004.

The newly-formed Nominating and Corporate Governance Committee consists of four members, Mr. Washburn, Chairman, Mr. Pelo, Mr. Shannon, and Mr. Stonecipher, all of whom were appointed by the full Board of Directors and are independent directors as defined under the rules of the Nasdaq Stock Market. The Nominating and Corporate Governance Committee operates under a written charter, adopted by the Board of Directors on November 17, 2004 as presented in Appendix A. The charter is available on the Company’s website at www.key.net. The Nominating and Corporate Governance Committee met three times during fiscal 2004.

The Nominating and Corporate Governance Committee receives suggestions for potential director nominees from many sources, including members of the Board, advisors, and shareholders. Any such nominations, together with appropriate biographical information, should be submitted to the Nominating and Corporate Governance Committee in accordance with the Company's policies governing submissions of nominees discussed below. Any candidates submitted by a shareholder or shareholder group are reviewed and considered by the Nominating and Corporate Governance Committee in the same manner as all other candidates.

Qualifications for consideration as a board nominee may vary according to the particular areas of expertise being sought as a complement to the existing board composition. However, minimum qualifications include high level leadership experience in business activities, breadth of knowledge about issues affecting the Company, experience on other boards of directors, preferably public company boards, and time available for meetings and consultation on Company matters. The Nominating and Corporate Governance Committee seeks a diverse group of candidates who possess the background, skills and expertise to make a significant contribution to the Board, to the Company and its shareholders. The Nominating and Corporate Governance Committee, in addition to any other board members as may be desirable, evaluate potential nominees, whether proposed by shareholders or otherwise, by reviewing their qualifications, reviewing results of personal and reference interviews and reviewing such other information as may be deemed relevant. Candidates whose evaluations are favorable are then chosen by a majority of the members of the Nominating and Corporate Governance Committee to be recommended for selection by the Board of Directors. The Board of Directors selects and recommends candidates for nomination as directors for shareholders to consider and vote upon at the annual meeting. The Company does not currently employ an executive search firm, or pay a fee to any other third party to locate qualified candidates for director positions.

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A shareholder wishing to nominate a candidate for election to the Company's Board of Directors at any annual meeting at which the Board of Directors has determined that one or more directors will be elected shall submit a written notice of his or her nomination of a candidate to the Company's Secretary at its principal executive offices.  The submission must be received at the Company's principal executive offices not less than 120 calendar days before the date the Company's proxy statement was released to shareholders in connection with the previous year's annual meeting.  For the 2006 annual meeting, this date would be September 7, 2005. However, if the Company did not hold an annual meeting the previous year, or if the date of this year's annual meeting has been changed by more than 30 days from the date of the previous year's meeting, then the deadline is a reasonable time before the Company begins to print and mail its proxy materials.

A shareholder's notice to the Secretary in order to be valid must set forth (i) the name and address, as they appear on the Company's books, of the shareholder nominating such candidate; (ii) the class and number of shares of the Company which are beneficially owned by the shareholder; (iii) the name, age, business address and residence address of each nominee proposed in the notice; (iv) the principal occupation or employment of the nominee; (v) the class and number of shares of the Company stock beneficially owned by the nominee, if any; (vi) a description of all arrangements or understandings between the shareholder and each nominee and any other persons pursuant to which the shareholder is making the nomination; and (vii) any other information required to be disclosed in solicitations of proxies for election of directors or information otherwise required pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended, relating to any person that the shareholder proposes to nominate for election or re-election as a director, including the nominee's written consent to being named in the proxy statement as a nominee and to serving as a director if elected.

Compensation of Directors

The member of the Board of Directors who is an employee of the Company is not separately compensated for serving on the Board of Directors. Independent directors are paid an annual retainer of $12,000 plus reimbursement of expenses. To reflect additional responsibilities of the chairman of the Audit Committee, the chairman of the Audit Committee receives an additional annual retainer of $2,500. Subject to the terms of the Company’s 2003 Restated Employees’ Stock Incentive Plan, independent directors are granted annual non-statutory stock options to purchase 5,000 shares of Common Stock at the current market price on the date of grant. Mr. Madsen, who is a consultant to the Company, is also granted an annual non-statutory stock option to purchase 5,000 shares of Common Stock at the current market price on the date of grant.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

On July 14, 2003, the Company entered into a Consulting Agreement with Thomas C. Madsen to be in effect from January 1, 2004 through December 31, 2006. The agreement provides for a monthly fee of $6,250 to be paid to Mr. Madsen, wherein Mr. Madsen, as an independent contractor, is responsible for all attributable taxes. The agreement contains a non-compete provision whereby Mr. Madsen will not solicit for hire or assist others in the solicitation for hire of any employees of the Company, or engage in any activity, whether directly or through or on behalf of one or more entities or other persons, that competes directly or indirectly with any product or service provided by the Company to its customers in any geographic region then served by the Company.

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EXECUTIVE COMPENSATION

Cash and Non-Cash Compensation Paid to Certain Executive Officers

The following table sets forth, for the fiscal years ended September 30, 2004, 2003 and 2002, compensation information with respect to the Company's Chief Executive Officer and the other most highly compensated executive officers of the Company.

Summary Compensation Table
	Annual Compensation						Long-Term Compensation Awards
Name and Principal Position	Year	Salary (1) ($)		Bonus ($)		Other Annual Compensation ($)	Securities Underlying Options/SARs (#)	All Other Compensation ($)
Kirk W. Morton President and Chief Executive Officer	2004 2003 2002	219,999 202,307 200,000		101 85,000 0	(3)	* * *	0 20,000 10,000	18,702 8,249 4,346	(2) (2) (2)
Gordon Wicher Vice President of Operations	2004 2003 2002	185,001 178,162 176,923		101 52,500 0		* * *	0 7,500 7,500	18,309 7,874 4,433	(4) (4) (4)
Rodney W. Larson Vice President of Sales and Marketing	2004 2003 2002	185,001 162,884 159,999		101 52,500 0		* * *	0 7,500 5,000	18,894 6,668 2,558	(5) (5) (5)
Phyllis C. Best Chief Financial Officer	2004 2003	150,000 103,846	(7)	101 32,500		* *	0 20,000	4,424 548	(6) (6)

*Benefits and perquisites received totaled less than 10% of combined salary and bonus.

(1)	Includes amounts deferred by the executive officers under the Company’s Profit Sharing and 401(k) Plan.
(2)
Consists of the following: $18,522, $8,069, and $4,125 contributed by the Company under its Profit Sharing and 401(k) Plan in 2004, 2003, and 2002, respectively, and term life insurance premiums of $180, $180, and $221 in 2004, 2003, and 2002, respectively.

(3)
Consists of a one-time bonus in the amount of $15,000 awarded outside of the Management Incentive Plan to Mr. Morton upon his appointment as CEO, and a bonus in the amount of $70,000 as part of the 2003 Management Incentive Plan distribution.

(4)
Consists of the following: $17,535, $7,100, and $3,791 contributed by the Company under its Profit Sharing and 401(k) Plan in 2004, 2003 and 2002, respectively, and term life insurance premiums of $774, $774, and $642 in 2004, 2003 and 2002, respectively.

(5)
Consists of the following: $18,624, $6,417, and $2,337 contributed by the Company under its Profit Sharing and 401(k) Plan in 2004, 2003 and 2002, respectively, and term life insurance premiums of $270, $251, and $221 in 2004, 2003 and 2002, respectively.

(6)	Consists of the following: $3,650 contributed by the Company under its Profit Sharing and 401(k) Plan in 2004, and term life insurance premiums of $774 and $548 in 2004 and 2003, respectively.
(7)	Ms. Best was hired on January 6, 2003.

Stock Options Granted to Certain Executive Officers During Fiscal 2004

During fiscal 2004, no options for the purchase of the Company's Common Stock were awarded to the Company's Chief Executive Officer and the other most highly compensated executive officers of the Company.

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Stock Option Exercises During Fiscal 2004

The following table sets forth certain information regarding aggregated option exercises in fiscal 2004 and fiscal 2004 year-end option/SAR values for the Company’s Chief Executive Officer and the other most highly compensated executive officers of the Company.

AGGREGATED OPTION/SAR EXERCISES IN FISCAL 2004
AND FISCAL YEAR-END OPTION/SAR VALUES

	Shares Acquired on	Value	Number of Securities Underlying Unexercised Options/SARs at FY-End (#)		Value of Unexercised In-the-Money Options/SARs at FY-End ($) (1)
Name	Exercise (#)	Realized ($)	Exercisable	Unexercisable	Exercisable	Unexercisable
Kirk W. Morton	35,000	224,859	15,000	25,000	$28,350	$74,343
Gordon Wicher	7,500	54,525	70,625	9,375	$79,744	$39,656
Rodney W. Larson	6,194	53,826	19,181	8,125	$57,373	$29,344
Phyllis C. Best	0	0	5,000	15,000	$22,525	$67,575

(1)	The dollar values were calculated by determining the difference between the closing market price of the securities underlying the options at fiscal year end, September 30, 2004, and the exercise price of the options.

REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

With respect to fiscal 2004, the Compensation Committee of the Board of Directors reviewed and assumed responsibility for oversight of the determination of the salary, incentive and stock option compensation for the executive officers of the Company. The two members of the Compensation Committee are not eligible to participate in any of the Company’s incentive compensation plans, but did receive nondiscretionary grants under the Company’s 2003 Restated Employees' Stock Incentive Plan. Mr. Morton made recommendations to the members of the Compensation Committee regarding the compensation of the other executive officers of the Company, but did not participate in the determination of his own compensation. As used in this report, the term "Compensation Committee" refers to Messrs. Shannon and Washburn.

It is the Company's policy to offer competitive compensation opportunities for its employees based on a combination of factors, including corporate performance, business unit performance and the individual's personal contribution to the business. There are three basic elements to executive officer compensation: base salary, management incentive compensation, and stock incentives in the form of stock options granted at market value.

Base Salary

In reaching the determinations concerning fiscal 2004 executive officer base salaries, the Compensation Committee considered the recommendations of the Chief Executive Officer, individual performance, and the Company's financial performance.

Management Incentive Compensation

The Company's bonus program, in the form of its Management Incentive Plan, is designed to tie executive compensation to the Company's performance. The program blends objective factors for

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funding the Management Incentive Plan with subjective evaluations of each participant's contributions to the success of the Company.

In fiscal year 2004, the Company re-evaluated the structure of its Management Incentive Plan bonus program. A single metric - Net Income, measured as a percentage of sales - replaced the dual metrics that the Company had used in fiscal year 2003. An annual goal was established for the Company’s consolidated results and, if a minimum target percentage for Net Income as a percentage of total revenue was reached, eligible executives and other individuals would have earned bonuses equal to a pre-determined percentage of the individual’s base salary. If the Company’s results exceeded the minimum, successively higher levels of return on sales would have led to higher percentages of the individual’s base salary being paid in bonus.

In addition to the minimum target percentage for return on sales, payment of bonuses would also be conditioned on the attainment of Net Income, measured in dollars, greater than a predetermined percentage of the prior year’s Net Income, also measured in dollars.

For fiscal year 2004, the Company’s Net Income did not meet the minimum percentage of sales required in order to trigger payment under the Management Incentive Plan and no bonuses were paid.

Stock Incentive Compensation

The Compensation Committee believes that stock ownership by executive officers and key employees provides valuable incentives for such persons to benefit as the Company's Common Stock price increases and that stock option-based incentive compensation arrangements help align the interests of executives, employees and shareholders. To facilitate these objectives, the Board of Directors, or the Compensation Committee, since 1989, has granted stock options to executive officers and key employees through the 2003 Restated Employees' Stock Incentive Plan (“the Plan”) and predecessor plans.

Pursuant to this Plan, four individuals who are currently independent directors of the Company and one consultant director, were granted options during fiscal 2004 to purchase an aggregate of 25,000 shares at a price equal to fair market value at the date of grant. Five of the grants provided that one-hundred percent of such options were to become exercisable one year from the date of grant. The grant awarded to Mr. Stonecipher was an initial grant awarded to him as a new director, and provided that one-quarter of such options were to become exercisable one year from the date of grant and the remaining options in one-quarter increments on the anniversary date of the original grant in each of the Company's next three succeeding fiscal years. All of the options have ten-year terms.

Compensation of the Chief Executive Officer

Mr. Morton’s compensation is determined by the Compensation Committee using the same general philosophy and in the same manner as described for all executive officers, through base salary, management incentive compensation and stock options. In evaluating annual compensation for Mr. Morton, the Compensation Committee examined the operating performance of the Company for the prior year, as well as the projections and expectations for the current year. In fiscal 2004, Mr. Morton’s annual base salary remained at $220,000. In fiscal 2004, Mr. Morton was not awarded any bonus under the Management Incentive Plan nor was he awarded any stock options.

The Compensation Committee believes that the policies and plans described above provide competitive levels of compensation and effectively link executive and shareholder interests. Moreover,

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the directors believe such policies and plans are consistent with the long-term investment objectives appropriate to the business in which the Company is engaged.

December 20, 2004                                                  Respectfully submitted,

                   Michael L. Shannon
                   Donald A. Washburn

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STOCK PERFORMANCE GRAPH

COMPARISON OF 5-YEAR CUMULATIVE TOTAL RETURN
AMONG KEY TECHNOLOGY, INC., A PEER GROUP AND THE RUSSELL 2000 INDEX

TOTAL RETURN ANALYSIS
	9/30/1999	9/30/2000	9/30/2001	9/29/2002	9/29/2003	9/29/2004
Key Technology	$100.00	$119.50	$39.87	$67.94	$160.95	$152.57
Peer Group	$100.00	$120.59	$87.27	$82.92	$123.31	$189.46
Russell 2000	$100.00	$123.38	$97.31	$88.25	$120.45	$143.08

PEER GROUP: Cognex Corp., Perceptron, Inc., Flir Systems, Inc., Flow International Corp., Elbit Vision Systems Ltd., PPT Vision, Inc., Robotic Vision Systems, Inc., FMC Technologies, Inc.

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PRINCIPAL SHAREHOLDERS

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information, as of December 3, 2004, with respect to the beneficial ownership of the Company's Common Stock and Series B Preferred by each person who is known to the Company to be the beneficial owner of more than five percent of the Company's outstanding Common Stock or Series B Preferred, by each director or nominee for director, by each named executive officer, and by all directors and executive officers as a group. Unless otherwise indicated, each person has sole voting power and sole investment power. Each beneficial owner of shares of Series B Preferred is deemed by the Securities and Exchange Commission to be a beneficial owner of Common Stock on an as converted basis because the Series B Preferred is immediately convertible into two-thirds of a share of Common Stock. Therefore, in indicating a person’s beneficial ownership of shares of Common Stock, it has been assumed that such person has converted into Common Stock all shares of Series B Preferred of which such person is a beneficial owner. For these reasons, the table contains duplications in the numbers of shares and percentages of Common Stock and Series B Preferred.

Name and Address of Beneficial Owner (1)	Title of Class	Amount and Nature of Beneficial Ownership		Percent of Class
Phyllis C. Best	Common	8,750	(2)	*
Rodney W. Larson	Common	10,506	(2)	*
Thomas C. Madsen	Common Series B	501,977 10	(2 (3)	9.7 *
Kirk W. Morton	Common	40,500	(2)	*
John E. Pelo	Common	25,750	(2)	*
Michael L. Shannon	Common	182,500	(2)	3.6
Charles H. Stonecipher	Common	0		*
Donald A. Washburn	Common	32,450	(2)	*
Gordon Wicher	Common	253,021	(2)	5.1
Royce & Associates, LLC 1414 Avenue of the Americas New York, NY 10019	Common	536,583	(4)	10.6
Bank of America Fleet National Bank 100 North Tryon Street, Floor 25 Bank of America Corporate Center Charlotte, NC 28255	Common	500,617	(5)	9.8
Columbia Management Group, Inc. Columbia Management Advisors, Inc. 100 North Tyron Street, Floor 25 Bank of American Corporate Center Charlotte, NC 28255	Common	387,775	(6)	7.6
All executive officers and directors as a group (9 persons)	Common	1,055,454		19.9
*Less than one percent.

(1)	Unless otherwise specified, the addresses for each beneficial owner are c/o Key Technology, Inc., 150 Avery Street, Walla Walla, Washington 99362.
(2)	Includes shares of Common Stock purchasable under options exercisable within 60 days of December 3, 2004 in the following amounts:

Phyllis C. Best	8,750	John E. Pelo	22,500
Rodney W. Larson	6,056	Michael L. Shannon	12,500
Thomas C. Madsen	91,000	Donald A. Washburn	1,250
Kirk W. Morton	17,500	Gordon Wicher	70,625

(3)	Includes 6 shares of Common Stock assuming conversion from 10 shares of Series B Preferred.
(4)	Information is based solely on the Schedule 13G, dated July 31, 2004, filed with the Securities and Exchange Commission.
(5)	Information is based solely on the Schedule 13G, dated April 1, 2004, filed with the Securities and Exchange Commission.
(6)	Information is based solely on the Schedule 13G, dated April 1, 2004, filed with the Securities and Exchange Commission.

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SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "Commission"). Officers, directors and greater than ten percent beneficial owners are required by Commission regulations to furnish the Company with copies of all forms they file pursuant to Section 16(a).

Based solely on the Company's review of the copies of such forms it received and written representations from reporting persons required to file reports under Section 16(a), to the Company’s knowledge all of the Section 16(a) filing requirements applicable to such persons with respect to fiscal 2004 were complied with.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The information contained in this report shall not be deemed to be soliciting material, or to be filed with, or incorporated by reference in future filings with the SEC, or subject to the liabilities of Section 18 of the Exchange Act, except to the extent that the Company specifically incorporates it by reference into a document filed under the Securities Act of 1933 or the Exchange Act.

The Audit Committee of the Board of Directors of Key Technology, Inc. is composed of three non-employee directors who meet the independence standards of the Nasdaq Stock Market. The members of the Audit Committee are John E. Pelo, chairman, Charles H. Stonecipher and Donald A. Washburn. The Board has determined that Mr. Pelo qualifies as an “audit committee financial expert” under federal securities laws. The Audit Committee operates under a written charter adopted by the Board of Directors. Among other things, the Audit Committee recommends to the Board of Directors, subject to shareholder ratification, the selection of the Company's independent registered public accountants (the "public accountants"). The Audit Committee has adopted a policy for the pre-approval of services provided by the independent auditors, a copy of which is attached as Appendix B to the Company’s Proxy Statement.

Management is responsible for the Company's internal controls and the financial reporting process. The Company's public accountants are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with generally accepted auditing standards and to issue a report thereon. The Audit Committee's responsibility is to monitor and oversee these processes.

In this context, the Audit Committee has met and held discussions with management and the public accountants of the Company. Management represented to the Audit Committee that the Company's consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the consolidated audited financial statements with management and the Company's public accountants. The Audit Committee discussed with the public accountants the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (Codification of Statements on Auditing Standards, AU § 380).

The Company's public accountants also provided to the Audit Committee the written disclosures and letter required by Independence Standards Board Standard No. 1 (Independence Discussions with

15

Audit Committees). The Audit Committee discussed with the Company's public accountants that firm's independence and considered whether the non-audit services provided by the Company's public accountants were compatible with maintaining the independence of such public accountants.

Based upon the Audit Committee's discussion with management and the public accountants and the Audit Committee's review of the representations of management and the report of the public accountants to the Audit Committee, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company's Annual Report on Form 10-K for the fiscal year ended September 30, 2004 filed with the Securities and Exchange Commission.

In compliance with the Sarbanes-Oxley Act, the Audit Committee has established procedures, including receipt, retention, and treatment of complaints, for confidential, anonymous reporting of employee concerns with regard to accounting controls or auditing matters.

December 20, 2004                                       Respectfully submitted,

                                                John E. Pelo
                                                Charles H. Stonecipher
                                                Donald A. Washburn

___________________

Fees Paid to Deloitte & Touche LLP

The following table shows the fees paid or accrued by the Company for the audit and other services provided by Deloitte & Touche LLP for fiscal years 2004 and 2003.

	FY 2004	FY 2003
Audit Fees	$303,885	$233,657
Audit-Related Fees	$27,770	$18,355
Tax Fees	$43,186	$26,950
All Other Fees	$0	$0
Totals	$374,840	$278,962

Audit services provided by Deloitte & Touche for fiscal 2004 consisted primarily of the examination of the consolidated financial statements of the Company and quarterly review of financial statements. "Audit-Related Fees" includes, among other items, benefit plan audits. "Tax Fees" includes charges primarily related to compliance services for international corporate income tax returns and for company employees living abroad. All of the services described above were approved by the Audit Committee.

The Audit Committee pre-approved 100% of the audit services, audit-related services, tax services and other services performed by Deloitte & Touche in fiscal 2004.

Audit services of Deloitte & Touche for fiscal 2003 consisted of the examination of the consolidated financial statements of the Company and quarterly review of financial statements. "Audit-Related Fees" includes, among other items, benefit plan audits. "Tax Fees" includes charges primarily related to compliance services for international corporate income tax returns and for company employees living abroad.

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The Audit Committee has considered whether the provision by Deloitte & Touche of non-audit services is compatible with maintaining Deloitte & Touche’s independence.

___________________

SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

The Audit Committee of the Board of Directors has not yet selected an independent registered public accountant to audit the consolidated financial statements of the Company for the fiscal year ending September 30, 2005 as the Audit Committee is reviewing proposals for these services.

Deloitte & Touche LLP has acted as independent registered public accountants for the Company since 1985 through fiscal 2004. A representative of Deloitte & Touche LLP is expected to be present at the Annual Meeting, will have the opportunity to make a statement, and will be available to respond to appropriate questions.

OTHER BUSINESS

Management knows of no other matters that will be presented for action at the Annual Meeting. However, the enclosed proxy gives discretionary authority to the persons named in the proxy in the event that any other matters should be properly presented at the Annual Meeting.

Shareholders may only bring business before an Annual Meeting if the shareholder proceeds in compliance with the Company's Restated Bylaws. For business to be properly brought before the 2005 Annual Meeting by a shareholder, notice of the proposed business must be given to the Secretary of the Company in writing on or before the close of business on January 3, 2005. The notice to the Secretary must set forth as to each matter that the shareholder proposes to bring before the meeting: (a) a brief description of the business; (b) the shareholder's name and address as they appear on the Company's books; (c) the class and number of shares beneficially owned by the shareholder; and (d) any material interest of the shareholder in such business. The presiding officer at any annual meeting will determine whether any matter was properly brought before the meeting in accordance with the above provisions. If he should determine that any matter has not been properly brought before the meeting, he will so declare at the meeting and the matter will not be considered or acted upon.

SHAREHOLDER PROPOSALS AND COMMUNICATIONS

To be eligible for inclusion in the Company's proxy materials for the 2006 Annual Meeting of Shareholders, a proposal intended to be presented by a shareholder for action at that meeting must, in addition to complying with the shareholder eligibility and other requirements of the Securities and Exchange Commission's rules governing such proposals, be received not later than September 7, 2005 by the Secretary of the Company at the Company's principal executive offices, 150 Avery Street, Walla Walla, Washington 99362.

Any shareholder or other interested party desiring to communicate with the Board of Directors, or one or more members, or a particular committee, may do so by addressing their written correspondence to Key Technology Inc., Board of Directors, c/o Corporate Secretary, at the Company's principal executive offices, 150 Avery Street, Walla Walla, Washington 99362. The Secretary of the Company will promptly forward all such communications to the specified addressees, as appropriate.

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___________________

It is important that your shares be represented at the meeting. Therefore, whether or not you expect to be present in person, you are respectfully requested to mark, sign and date the enclosed proxy and promptly return it in the enclosed envelope.

A copy of the Company’s 2004 Annual Report on Form 10-K will be available to shareholders without charge upon request to: Investor Relations, Key Technology, Inc., 150 Avery Street, Walla Walla, Washington 99362.

                                                By order of the Board of Directors,

                                                Gordon Wicher
                                                Secretary

Dated: January 5, 2005

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APPENDIX A

Key Technology, Inc.

NOMINATING AND CORPORATE GOVERNANCE COMMITTEE CHARTER

November 17, 2004

The Board of Directors of Key Technology, Inc. (the "Company"), pursuant to authorized powers under the Company's Bylaws, has established from its members a Nominating and Corporate Governance Committee. This Charter defines the role, authority and responsibility of the Nominating and Corporate Governance Committee.

Purposes and Responsibilities

The Nominating and Corporate Governance Committee is appointed by the Board of Directors to:

•	Identify individuals qualified to become members of the Board of Directors, consistent with criteria approved by the Board;
•	Select, or recommend to the Board for selection, director nominees to be presented for stockholder approval at the next annual meeting of stockholders;
•	Select, or recommend to the Board for selection, director nominees to fill vacancies on the Board as necessary;
•	Develop and recommend to the Board of Directors for approval a set of corporate governance principles applicable to the Company; and
•	Recommend nominees for each committee.

The Committee will make regular reports to the Board and will propose any necessary action to the Board. The Committee will review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval. The Committee will annually evaluate its own performance.

Committee Membership

The Committee will be comprised of at least three and not more than four members. The Committee will be composed entirely of directors who meet the definition of "independence" under the listing standards of Nasdaq. The Committee members will be appointed by the Board and may be removed by the Board in its discretion. The Committee shall have the authority to delegate any of its responsibilities to subcommittees as the Committee may deem appropriate, provided the subcommittees are composed entirely of independent directors.

Meetings

The Committee shall meet as often as its members deem necessary to perform the Committee's responsibilities. A majority of the members of the Committee shall constitute a quorum. Concurrence of a majority of the quorum (or, in case a quorum at the time consists of two members of the Committee,

19

both members present) shall be required to take formal action of the Nominating and Corporate Governance Committee. Written minutes shall be kept for all formal meetings of the Committee.

The Committee may act by unanimous written consent, and may conduct meetings via conference telephone or similar communication equipment.

Committee Authority

The Committee will have the authority, to the extent it deems necessary or appropriate, to retain a search firm to be used to identify director candidates. The Committee shall have sole authority to retain and terminate any such search firm, including sole authority to approve the firm's fees and other retention terms. The Committee shall also have authority, to the extent it deems necessary or appropriate, to retain other advisors. The Company will provide for appropriate funding, as determined by the Committee, for payment of compensation to any search firm or other advisors employed by the Committee.

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APPENDIX B

KEY TECHNOLOGY, INC.
Policy Regarding Procurement of Audit Services and Non-Audit Services

The primary purpose of this policy is to ensure that Key Technology, Inc. (the "Company") engages its public accountants to provide only audit and non-audit services that are compatible with maintaining the independence of the public accountants. The Audit Committee of the Board of Directors of the Company recognizes that investor confidence in public companies is based in part on the maintenance of independence, in fact and in appearance, by the public accounting firms that perform financial statement audits for those companies.

The Audit Committee believes that it is desirable to establish a formal policy to define the basis upon which the Company's external auditors may be engaged to provide audit and non-audit services. All services provided by the external auditor require pre-approval by the Audit Committee. The pre-approval of audit and non-audit services may be given at any time up to a year before commencement of the specified service. Although de minimis exceptions are permitted under applicable law, the Audit Committee's policy is to pre-approve all audit and non-audit services. This policy applies to the Company and all subsidiaries and other entities directly or indirectly owned by the Company that are included in the Company’s consolidated financial statements. Audit services, audit related services and tax services must be pre-approved annually by the Audit Committee. This policy is to be reviewed annually by the Audit Committee.

The Audit Committee may delegate to one or more designated member(s) of the Audit Committee (a “Designated Member”), who is independent as defined under the standards of the Nasdaq Stock Market, the authority to grant pre-approvals of permitted services to be provided by the Company's external auditor. The decisions of a Designated Member to pre-approve a permitted service shall be reported to the Audit Committee at the next regularly scheduled meeting.

For purposes of this policy, independent auditor services are classified into the following categories:

Permitted Services

Audit Services/Audit Related Services
These services generally are highly correlated with the role of an independent auditor. Such services include matters such as analysis and interpretation of accounting principles and their application, support for financings and similar transactions, and other services that have bearing on the Company’s financial statements on which the external auditor provides its opinion. The following are examples of permitted audit and audit related services that may be pre-approved as permitted services:

•	Audits of consolidated financial statements, including reviews of quarterly financial statements, consultation on accounting issues, internal control work, attendance at Audit Committee meetings, use of specialists in connection with the foregoing and other services integral to audits of financial statements.
•	Assistance in the implementation of new accounting principles.
•	Audits of opening balance sheets of acquired companies.
•	Audits and accounting consultation on acquisitions, dispositions and discontinued operations.

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•	Compliance letters, agreed-upon procedures, reviews and similar reports based on audited financial statements.
•	Audits of financial statements and transactions that are used by lenders, filed with government and regulatory bodies and similar reports.
•	Audits or reviews of financial statements of subsidiaries or affiliates of the Company as may be requested by the Audit Committee.
•	Reporting on management's internal control assertions.
•	Services that result from the role of the firm as independent auditor, such as reviews of SEC filings, letters to underwriters and other services related to financings.
•	Employee benefit plan audits and reviews of relevant filings.
•	Assistance in reviews and tests of internal control and related systems.
•	Assessment of the design and implementation of internal accounting controls (e.g., in connection with implementation of an ERP system or as a result of reviews of existing systems).
•	Foreign statutory audits and other regulatory reports.

Tax Services
These services are expressly permitted under this policy and do not affect the external auditors independence. It is in the best interest of the Company to utilize the best service provider available, particularly where knowledge of the Company is deemed advantageous, provided independence is not impaired. The following are examples of permitted tax services:

•	Tax return and tax accrual reviews, consultations and assistance.
•	Tax planning and other noncompliance related consultation or services, including employee benefit taxes.
•	Expatriate tax services, including return preparation and consultation on employment issues.
•	Tax consulting related to VAT and other foreign operations issues.
•	Tax/legal assistance in the Netherlands to comply with corporate statutory and business related issues.

Additional Services Requiring Specific Approval
These services are permitted under the policy and do not affect the external auditor’s independence as auditors, but also require the specific pre-approval of the Audit Committee prior to the engagement. The following are examples of additional services that must be specifically approved in advance by the Audit Committee:

•	Business process improvement advisory services and process re-engineering support services.
•	Employee benefit plan advisory services.
•	Operational consulting (e.g., efficiency and effectiveness improvement services in areas such as supply chain management, customer relationship management, financial and performance management, etc.).
•	Cash management and treasury advisory services.
•	Strategic planning support (e.g., corporate, business unit, information technology).
•	Non-financial technology planning, evaluation, design or implementation.
•	Merger integration assistance and change management consulting services.

22

•	Forensic and other investigative services if directed by the Board of Directors or the Audit Committee, or outside counsel engaged by the Board, its Audit Committee or the Company’s CEO or CFO.
•	M&A transactional assistance.
•	Assessment of the design and implementation of risk management controls.

Prohibited Services

Prohibited services are those services that may not be provided by the independent auditors as they are considered by statute or in the Audit Committee's opinion to be incompatible with the role of an independent auditor. Any questions or interpretations of such matters should be addressed to the Chairman of the Audit Committee. The Company may not engage the independent auditors to provide the non-audit services described below:

•	Bookkeeping or other services related to accounting records or financial statements (e.g., recording journal entries, reconciling accounts, processing data, preparing financial statements, etc.).
•	Internal audit services.
•	Appraisals, valuation services or fairness opinions or contribution-in-kind reports.
•	Signing tax returns (including payroll tax returns) on behalf of the Company.
•	Actuarial services.
•	Signing or co-signing checks.
•	Acting as agent for the Company.
•	Management or human resources functions (managerial position search and evaluation activities).
•	Payroll services.
•	Broker-Dealer services (including underwriting, investment adviser services, investment banking and investment management).
•	Maintaining custody of the Company funds.
•	Acting in a capacity equivalent to that of the Company management or employee, or performing any decision-making, supervisory or ongoing monitoring functions for the Company.
•	Financial information systems design and/or implementation.
•	Legal services.
•	Expert witness or testimony services, except where specifically related to the Company’s accounting policy, procedure, or audited financial statements.

Public Accountants Independence Responsibilities
The responsibility for ensuring that the Company’s public accountants are engaged to perform only those services that are compatible with maintaining the firm’s independence from the Company rests with its public accountants, the Company’s Chief Financial Officer and the Audit Committee. Annually, the Company will prepare a summary of the fees paid to the external auditors for audit and other permitted services for inclusion in the Company's proxy statement prepared in connection with its annual meeting of shareholders.

23

PROXY

KEY TECHNOLOGY, INC.

Proxy Solicited on Behalf of the Board of Directors
Annual Meeting of Shareholders, February 2, 2005

The undersigned hereby appoints Thomas C. Madsen and Gordon Wicher, and each of them, proxies with full power of substitution, to represent and vote, as designated below, on behalf of the undersigned, all shares which the undersigned may be entitled to vote at the Annual Meeting of Shareholders of KEY TECHNOLOGY, INC. on February 2, 2005, and any adjournment or postponement thereof. A majority of the proxies or substitutes present at the meeting, or if only one person shall be present then that one, may exercise all powers granted hereby.

(Continued and to be signed on reverse side.)

ANNUAL MEETING OF SHAREHOLDERS OF

KEY TECHNOLOGY, INC.

February 2, 2005

Please date, sign and mail
your proxy card in the
envelope provided as soon as possible.

Please detach along perforated line and mail in the envelope provided.

    20200000000000000000 6                        020205

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. Election of Directors:
The shares represented by this proxy will be voted as specified on the above matters, but if no specification is made, this proxy will be voted for the election of the nominees for Director. In addition, the proxies may vote in their discretion as to other matters as may properly come before the annual meeting, or any adjournments or postponements thereof.

Please mark, date, sign and return this proxy in the enclosed envelope.

Nominees:
☐ FOR ALL NOMINEES	¡ THOMAS C. MADSEN
¡ KIRK W. MORTON

☐ WITHHOLD AUTHORITY FOR ALL NOMINEES

☐ FOR ALL EXCEPT (SEE INSTRUCTIONS BELOW)

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.
☐

Signature of Shareholder                Date:      Signature of Shareholder             Date:

Note:
Please sign exactly as your name or names appear on the Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

PROXY

KEY TECHNOLOGY, INC.
Series B Convertible Preferred Stock

Proxy Solicited on Behalf of the Board of Directors
Annual Meeting of Shareholders, February 2, 2005

The undersigned hereby appoints Thomas C. Madsen and Gordon Wicher, and each of them, proxies with full power of substitution, to represent and vote, as designated below, on behalf of the undersigned, all shares which the undersigned may be entitled to vote at the Annual Meeting of Shareholders of KEY TECHNOLOGY, INC. on February 2, 2005, and any adjournment or postponement thereof. A majority of the proxies or substitutes present at the meeting, or if only one person shall be present then that one, may exercise all powers granted hereby.

(Continued and to be signed on reverse side.)

ANNUAL MEETING OF SHAREHOLDERS OF

KEY TECHNOLOGY, INC.

Series B Convertible Preferred Stock
February 2, 2005

Please date, sign and mail
your proxy card in the
envelope provided as soon as possible.

Please detach along perforated line and mail in the envelope provided.

20200000000000000000 6                        020205

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. Election of Directors:
The shares represented by this proxy will be voted as specified on the above matters, but if no specification is made, this proxy will be voted for the election of the nominees for Director. In addition, the proxies may vote in their discretion as to other matters as may properly come before the annual meeting, or any adjournments or postponements thereof.

Please mark, date, sign and return this proxy in the enclosed envelope.

Nominees:
☐ FOR ALL NOMINEES	¡ THOMAS C. MADSEN
¡ KIRK W. MORTON

☐ WITHHOLD AUTHORITY FOR ALL NOMINEES

☐ FOR ALL EXCEPT (SEE INSTRUCTIONS BELOW)

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.
☐

Signature of Shareholder                 Date:       Signature of Shareholder             Date:
Note:
Please sign exactly as your name or names appear on the Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

QuickLinks

VOTING
ITEM 1 ELECTION OF DIRECTORS
CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
EXECUTIVE COMPENSATION
REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS
STOCK PERFORMANCE GRAPH
INDEX
PRINCIPAL SHAREHOLDERS
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS
OTHER BUSINESS
SHAREHOLDER PROPOSALS AND COMMUNICATIONS
Key Technology, Inc. NOMINATING AND CORPORATE GOVERNANCE COMMITTEE CHARTER
Key Technology, Inc. Policy Regarding Procurement of Audit Services and Non-Audit Services